Exhibit 10.3

FIRST AMENDMENT TO THE CREDIT AGREEMENT

THIS FIRST AMENDMENT, dated as of November 17, 2003 (the “Amendment”), to the Credit Agreement, dated as of August 13, 2003 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), is entered into by and among Holdings, the Borrower, the Lenders and the Administrative Agent.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Subsection 1.1. (a) The definition of “2002 Holdings Bridge Notes” contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“ “2002 Holdings Bridge Notes”: the $55,000,000 unsecured senior bridge notes due 2004 (as such maturity date may be extended) issued by Holdings.”

(b) The definition of “2003 Senior Subordinated Note Indenture” contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“ “2003 Senior Subordinated Note Indenture”: the indenture entered into by the Borrower, the Subsidiary Guarantors and The Bank of New York, as trustee thereunder, in connection with the issuance of the 2003 Senior Subordinated Notes, together with all instruments and other agreements entered into by the Borrower and the Subsidiary Guarantors in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.9 (including pursuant to a supplement providing for an increase in the stated principal amount of $30,000,000 in the 2003 Senior Subordinated Notes (the “2003 Supplemental Indenture”)).”

(c) The definition of “2003 Senior Subordinated Notes” contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“ “2003 Senior Subordinated Notes”: the $180,000,000 stated principal amount 9.5% Senior Subordinated Notes due 2010 issued by the Borrower pursuant to the 2003 Senior Subordinated Note Indenture, consisting of the original $150,000,000 stated principal amount Notes issued on August 13, 2003 and the additional $30,000,000 stated principal amount Notes issued pursuant to the 2003 Supplemental Indenture (the “2003 Supplemental Notes”).”

(d) The definition of “Permitted Equity Transactions” is hereby added to subsection 1.1 of the Credit Agreement, as follows:

“ “Permitted Equity Transactions”: any purchase or exchange between Holdings and a holder of its Capital Stock of one form of Holdings Capital Stock with or for another form thereof; provided, that (i) such transaction is a cashless transaction and (ii) no Default or Event of Default shall have occurred and be continuing.”

3. Amendment to Section 7.2. Subsection 7.2(f) of the Credit Agreement is hereby amended by replacing the amount of “$150,000,000” in clause (i) thereof with the amount of “$180,000,000”.

4. Amendment to Section 7.6. Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (c) thereof, (ii) replacing the “.” at the end of clause (d) with a “;” and (iii) adding the following:

“(e) Holdings may engage in Permitted Equity Transactions; and

(f) the Borrower may pay dividends to Holdings to permit Holdings to (a) redeem in full the Senior Discount Debentures upon the issuance of the 2003 Supplemental Notes or (b) refinance any loans or advances incurred in connection with Section 7.8(k) (it being acknowledged that this clause (f) shall permit dividends resulting from the re-classification of such loans or advances as dividends after the redemption of the Senior Discount Debentures).”

4. Amendment to Section 7.8. Section 7.8 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (i) thereof, (ii) replacing the “.” at the end of clause (j) with a “;” and (iii) adding the following:

“(k) Investments by the Borrower in Holdings in the form of loans or advances to Holdings to finance its redemption of the Senior Discount Debentures upon the issuance of the 2003 Supplemental Notes; and

(l) Permitted Equity Transactions.”

6. Amendment to Section 7.9. Subsection 7.9(a) of the Credit Agreement is hereby amended by replacing the parenthetical therein with the following:

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“(other than (i) the Redemption and (ii) such a payment, prepayment, repurchase or redemption of the Senior Discount Debentures (a) upon the issuance of the 2003 Supplemental Notes or (b) with the proceeds of any Senior Discount Debenture Refinancing),”

7. Amendment to Section 7.10. Section 7.10 is hereby amended by deleting the “and” and replacing it with “,” at the end of clause (i)(y) thereof and adding at the end of clause (ii)(B) the following:

“and upon issuance of the 2003 Supplemental Notes and (iii) Holdings may enter into a Permitted Equity Transaction.”

8. Amendment to Section 7.16. Subsection 7.16(b)(iii) is hereby amended by adding immediately after the words “Capital Stock” the following:

“(including in connection with a Permitted Equity Transaction)”

9. Amendment Fee. In consideration of the agreement of the Required Lenders to the amendments contained herein, Holdings and the Borrower agree to pay to each Lender (hereinafter, an “Executing Lender”) which executes and delivers this Amendment to the Administrative Agent or its counsel by 12:00 noon, New York City time, on November 17, 2003, an amendment fee in an amount equal to 0.05% of the aggregate amount of such Executing Lender’s Term Loans, Revolving Extensions of Credit and Available Revolving Commitments outstanding on the Effective Date (as defined below). The amendment fee shall be payable by the Borrower on the Effective Date in immediately available funds to the Administrative Agent on behalf of the applicable Executing Lender.

10. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date (the “Effective Date”) when the following conditions are satisfied:

(a) Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and the Borrower, and executed and delivered or consented to by the Required Lenders;

(b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

(c) Representations and Warranties. Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

11. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein

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and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

12. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

13. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Integration. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

15. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONCENTRA INC.

By:	/s/ Richard A. Parr II
	Name:	Richard A. Parr II
	Title:	Executive Vice President, General Counsel and Corporate Secretary

CONCENTRA OPERATING CORPORATION

By:	/s/ Richard A. Parr II
	Name:	Richard A. Parr II
	Title:	Executive Vice President, General Counsel and Corporate Secretary

JPMORGAN CHASE BANK, as Administrative Agent and a Lender

By:	/s/ Gary L. Spevack
	Name:	Gary L. Spevack
	Title:	Vice President

Dryden Leveraged Loan CDO 2002-II By: Prudential Investment Management, Inc. as Collateral Manager, as Lender
(name of institution)

By:	/s/ B. Ross Smead
	Name:	B. Ross Smead
Title:

Dryden III Leveraged Loan CDO 2002 By: Prudential Investment Management, Inc. as Collateral Manager, as Lender
(name of institution)

By:	/s/ B. Dan Sand
	Name:	B. Dan Sand
Title:

Dryden IV-Leveraged Loan CDO 2003 By: Prudential Investment Management, Inc., as attorney-in-fact, as Lender
(name of institution)

By:	/s/ B. Dan Sand
	Name:	B. Dan Sand
Title:

Dryden V-Leveraged Loan CDO 2003 By: Prudential Investment Management, Inc., as attorney-in-fact, as Lender
(name of institution)

By:	/s/ B. Dan Sand
	Name:	B. Dan Sand
Title:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund, as a Lender
(name of institution)

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

BALLYROCK CLO II Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager, as a Lender
(name of institution)

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

BALLYROCK CDO I Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager, as a Lender
(name of institution)

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

STANWICH LOAN FUNDING LLC, as a Lender
(name of institution)

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

SRF TRADING, INC., as a Lender
(name of institution)

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

SRF 2000, INC., as a Lender
(name of institution)

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST, as a Lender
(name of institution)

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Authorized Agent

PPM SHADOW CREEK FUNDING LLC, as a Lender
(name of institution)

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

HARBOUR TOWN FUNDING LLC, as a Lender
(name of institution)

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

KZH SOLEIL-2 LLC, as a Lender
(name of institution)

By:	/s/ Dorian Herrera
	Name:	Dorian Herrera
	Title:	Authorized Agent

Galaxy CLO 1999-1, Ltd By: AIG Global Investment Corp as Collateral Manager, as a Lender
(name of institution)

By:	/s/ John G. Lapham, III
	Name:	John G. Lapham, III
	Title:	Managing Director

LOAN FUNDING CORP, THC LTD., as a Lender
(name of institution)

By:	/s/ Michelle Manning
	Name:	Michelle Manning
	Title:	Attorney In Fact

, as a Lender
(name of institution)

By:	/s/ Michel Prince
	Name:	Michel Prince, CFA
	Title:	Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its investment manager, as a Lender (name of institution)

By:	/s/ Michel Prince
Name:
Title:

SEQUILS – PILGRIM I, LTD
By:	ING Investments, LLC as its investment manager, as a Lender (name of institution)

By:	/s Michel Prince
Name:
Title:

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC., as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC, as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I – INGOTS, Ltd., as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC, as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC, as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender, as a Lender
(name of institution)

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

Whitney Private Debt, L.P., as a Lender
(name of institution)

By:	/s/ Kevin J. Corley
	Name:	Kevin J. Corley
	Title:	Authorized Signatory

TRS CALLISTO, LLC, as a Lender
(name of institution)

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

Morgan Stanley Prime Income Trust, as a Lender
(name of institution)

By:	/s/ Elizabeth Bodisch
	Name:	Elizabeth Bodisch
	Title:	Authorized Signatory

COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY (f/k/a Stein Roe Floating Rate Limited Liability Company)
By:	Columbia Management Advisors, Inc., As Advisor, as a Lender
(name of institution)

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

COLUMBIA FLOATING RATE ADVANTAGE FUND (f/k/a Liberty Floating Rate Advantage Fund) Company)
By:	Columbia Management Advisors, Inc., As Advisor, as a Lender
(name of institution)

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

AURUM CLO 2002-1 LTD. By: Columbia Management Advisors, Inc., (f/k/a Stein Roe & Farnham Incorporated), As Investment Manager, as a Lender
(name of institution)

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

Mountain Capital CLO 11 Ltd., as a Lender
(name of institution)

By:	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

Mountain Capital CLO 1 Ltd., as a Lender
(name of institution)

By:	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

Carlyle High Yield Partners, L.P., as a Lender
(name of institution)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Principal

Carlyle High Yield Partners II, Ltd., as a Lender
(name of institution)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Principal

Carlyle High Yield Partners III, Ltd., as a Lender
(name of institution)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Principal

Carlyle High Yield Partners IV, Ltd., as a Lender
(name of institution)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Principal

Carlyle Loan Opportunity Fund, as a Lender
(name of institution)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Tktle:	Principal

OCTAGON INVESTMENT PARTNERS III, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager, as a Lender
(name of institution)

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD.
By:	Octagon Credit Investors, LLC as collateral manager, as a Lender
(name of institution)

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager, as a Lender
(name of institution)

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	Octagon Credit Investors, LLC collateral manager, as a Lender
(name of institution)

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

Tuscany CDO, Limited
By:	PPM America, Inc., as Collateral Manager, as a Lender
(name of institution)

By:

	Name:	David C. Wagner
	Title:	Managing Director

Hanover Square CLO Ltd., as a Lender
(name of institution)

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Managing Director

Union Square CDO Ltd., as a Lender
(name of institution)

By:	/s/ Dean T. Criares

	Name:	Dean T. Criares
	Title:	Managing Director

Monument Park CDO Ltd., as a Lender
(name of institution)

By:	/s/ Dean T. Criares

	Name:	Dean T. Criares
	Title:	Managing Director

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Investment Advisory Corp., as a Lender
(name of institution)

By:	/s/ Brad Langs

	Name:	Brad Langs
	Title:	Executive Director

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Investment Advisory Corp., as a Lender
(name of institution)

By:	/s/ Brad Langs

	Name:	Brad Langs
	Title:	Executive Director

CSAM FUNDING II, as a Lender
(name of institution)

By:	/s/ Andrew H. Marshak

	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

FIRST DOMINION FUNDING III, as a Lender
(name of institution)

By:	/s/ Andrew H. Marshak

	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

CSAM FUNDING III, as a Lender
(name of institution)

By:	/s/ Andrew H. Marshak

	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

ATRIUM, CDO, as a Lender
(name of institution)

By:	/s/ Andrew H. Marshak

	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC as its Collateral Manager, as a Lender
(name of institution)

By:	/s/ Christopher E. Jansen

	Name:	Christopher E. Jansen
	Title:	Managing Partner

Windsor Loan Funding, Limited
By:	Stanfield Capital Partners LLC as its Investment Manager, as a Lender
(name of institution)

By:	/s/ Christopher E. Jansen

	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners LLC As its Collateral Manager, as a Lender
(name of institution)

By:	/s/ Christopher E. Jansen

	Name:	Christopher E. Jansen
	Title:	Managing Partner

Credit Lyonnais New York Branch, as a Lender
(name of institution)

By:	/s/ Charles Heiosieck

	Name:	Charles Heiosieck
	Title:	Senior Vice President

Pacifica CDO II, Ltd.
By:	Alcentra, Inc. as its Investment Manager, as a Lender
(name of institution)

By:	/s/ Dean K. Kawai

	Name:	Dean K. Kawai
	Title:	Vice President

New York Life Insurance And Annuity Corporation, as a Lender
(name of institution)
By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ R. H. Diel

	Name:	R.H. Diel
	Title:	Director

ELF FUNDING TRUST III, as a Lender
(name of institution)

By:	New York Life Investment Management LLC, its Attorney-in-Fact

By:	/s/ R. H. Diel

	Name:	R.H. Diel
	Title:	Director

NYLIM FLATIRON CLO 2003-1 LTD., as a Lender
(name of institution)

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ R. H. Diel

	Name:	R.H. Diel
	Title:	Director

GoldenTree Loan Opportunities I, Limited
By:	GoldenTree Asset Management, LP, as a Lender
(name of institution)

By:	/s/ Frederick S. Haddad

	Name:	Frederick S. Haddad
	Title:	Portfolio Manager

GoldenTree Loan Opportunities II, Limited
By:	GoldenTree Asset Management, LP, as a Lender
(name of institution)

By:	/s/ Frederick S. Haddad

	Name:	Frederick S. Haddad
	Title:	Portfolio Manager

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Michael B. Botthof

OXFORD STRATEGIC INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO II, LTD.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO IV, LTD.
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY SENIOR LOAN FUND, LTD.
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
(name of institution)

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

1888 FUND, LTD., as a Lender
(name of institution)

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Fund Controller

MAGMA CDO LTD., as a Lender
(name of institution)

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Fund Controller

Deutsche Bank Trust Company Americas, as a Lender
(name of institution)

By:	/s/ Scottye Lindsey

	Name:	Scottye Lindsey
	Title:	Vice President

APEX (Trimaran) CDO I, LTD.
By:	Trimaran Advisors, L.L.C., as a Lender
(name of institution)

By:	/s/ David M. Millison

	Name:	David M. Millison
	Title:	Managing Director

BANK ONE, N.A., as a Lender
(name of institution)

By:	/s/ Sharon Ellis

	Name:	Sharon Ellis
	Title:	Vice President

By: Callidus Debt Partners CLO Fund II, Ltd.

By: Its Collateral Manager, Callidus Capital Management, LLC, as a Lender
(name of institution)

By:	/s/ Mavis Taintor
	Name:	Mavis Taintor
	Title:	Managing Director

GULF STREAM— COMPASS CLO 2003–I, Ltd. by GULF STREAM ASSET MANAGEMENT,
as Collateral Manager, as a Lender
(name of institution)

By:	/s/ Barry K. Love

	Name:	Barry K. Love
	Title:	Chief Credit Officer

ELC (CAYMAN) LTD. CDO SERIES 1999-I ELC (CAYMAN) LTD. 1999-II, as a Lender
(name of institution)

By:	/s/ David P. Wells

	Name:	David P. Wells, CFA
	Title:	Managing Director

SIMSBURY CLO LIMITED as a Lender
(name of institution)
By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ David P. Wells

	Name:	David P. Wells, CFA
	Title:	Managing Director

Citicorp North America, Inc., as a Lender (name of institution)

By:	/s/ Eivind Hegelstad

	Name:	Eivind Hegelstad
	Title:	Vice President

Canyon Capital CDO 2001-1 Ltd.

An exempted limited liability company incorporated Under the laws of the Cayman Islands

By:	Canyon Capital Advisors LLC a Delaware limited liability company, its Collateral Manager , as a Lender (name of institution)

By:	/s/ R. Christian B. Evensen

	Name:	R. Christian B. Evensen
	Title:	Managing Partner

Canyon Capital CDO 2002-1 LTD
a California limited liablity company , as a Lender (name of institution)

By:	/s/ R. Christian B. Evensen

	Name:	R. Christian B. Evensen
	Title:	Authorized Member

Toronto Dominion (New York) Inc. , as a Lender (name of institution)

By:	/s/ Gwen Zirkle

	Name:	Gwen Zirkle
	Title:	Vice President

Trumbull THC, Ltd. as a Lender (name of institution)

By:	/s/ Gwen Zirkle

Name:	Gwen Zirkle
Title:	Attorney in Fact

LCM I Limited Partnership By: Lyon Capital Management LLC, as Collateral Manager , as a Lender (name of institution)

By:	/s/ Farboud Tavangar

	Name:	Farboud Tavangar
	Title:	Senior Portfolio Manager

LCM II Limited Partnership By: Lyon Capital Management LLC, as Attorney-in-Fact , as a Lender (name of institution)

By:	/s/ Farboud Tavangar

	Name:	Farboud Tavangar
	Title:	Senior Portfolio Manager

Harbour View CLO IV, Ltd., as a Lender (name of institution)

By:	/s/ Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	Manager

Harbour View CLO V, Ltd., as a Lender (name of institution)

By:	/s/ Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	Manager

Oppenheimer Senior Floating Rate Fund, as a Lender (name of institution)

By:	/s/ Lisa Chaffee

Name:	Lisa Chaffee
Title:	Manager

CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH, as a Lender (name of institution)

By:	/s/ Joseph Adipietro

	Name:	Joseph Adipietro
	Title:	Director

By:	/s/ Joshua Parrish

	Name:	Joshua Parrish
	Title:	Associate

PUTNAM DIVERSIFIED INCOME TRUST, as a Lender (name of institution)

By:	/s/ Beth Mazor

	Name:	Beth Mazor
	Title:	V.P.

PUTNAM MASTER INCOME TRUST, as a Lender (name of institution)

By:	/s/ Beth Mazor

	Name:	Beth Mazor
	Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST, as a Lender (name of institution)

By:	/s/ Beth Mazor

	Name:	Beth Mazor
	Title:	V.P.

PUTNAM PREMIER INCOME TRUST, as a Lender (name of institution)

By:	/s/ Beth Mazor

	Name:	Beth Mazor
	Title:	V.P.

PUTNAM VARIABLE TRUST—PVT DIVERSIFIED INCOME FUND, as a Lender (name of institution)

By:	/s/ Beth Mazor

	Name:	Beth Mazor
	Title:	V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND, as a Lender (name of institution)

By:	/s/ Beth Mazor

	Name:	Beth Mazor
	Title:	V.P.

PUTNAM , VARIABLE TRUST—PVT HIGH YIELD FUND, as a Lender (name of institution)

By:	/s/ Beth Mazor

	Name:	Beth Mazor
	Title:	V.P.